SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 21, 2004

DeVRY INC. (Exact name of registrant as specified in its charter)

DELAWARE	1-13988	36-3150143

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE TOWER LANE, OAKBROOK TERRACE, IL	60181

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(630) 571-7700

DEVRY INC. FORM 8-K INDEX

Page No.

Item 9 - Regulation FD Disclosure	3

Signatures	3

Press Release dated January 21, 2004.	4 -10

Item 9 -Regulation FD Disclosure

On January 21, 2004, DeVry Inc. issued a press release announcing the Company’s fiscal 2004 second quarter operating results. The full text of that press release is on pages 4 - 10 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEVRY INC. (REGISTRANT)

Date: January 21, 2004	/s/ Ronald L. Taylor
Ronald L. Taylor President and Co-Chief Executive Officer

Date: January 21, 2004	/s/ Norman M. Levine
Norman M. Levine Senior Vice President and Chief Financial Officer